                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
( )   Preliminary Proxy Statement        ( )    Confidential, for Use of the
(X)   Definitive Proxy Statement                Commission Only (as Permitted
( )   Definitive Additional Materials           by Rule 14a-6(e)(2))
( )   Soliciting Material Materials
      Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              PEERLESS GROUP, INC.
    __________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

    __________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _____________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _____________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _____________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _____________________________________________________________________

     5)  Total fee paid:

         _____________________________________________________________________

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:______________________________________________
     2)  Form, Schedule or Registration Statement No.:________________________
     3)  Filing Party:________________________________________________________
     4)  Date Filed:__________________________________________________________

                             PEERLESS GROUP, INC.
                            1212 EAST ARAPAHO ROAD
                            RICHARDSON, TEXAS 75081
                           TELEPHONE (972) 497-5500

Dear Stockholder:

  You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Peerless Group, Inc. on Tuesday, April 22, 1997, at 10:00 a.m., Eastern Standard Time. The meeting will be held in the Town Center Room at the Hyatt Regency Hotel, 1800 Presidents Street, Reston, Virginia. Your Board of Directors and management look forward to greeting those stockholders able to attend in person.

  At the meeting, you will be asked to consider and elect two directors to serve until the 2000 Annual Meeting of Stockholders. Your Board of Directors has unanimously nominated these persons for election as directors. You are also being asked to consider and approve the Peerless Group, Inc. 1997 Stock Option Plan and to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1997. Information about the business to be conducted at the meeting is set forth in the accompanying proxy statement, which you are urged to read carefully. During the meeting, I will review with you the affairs and progress of the Company during 1996. Officers of the Company will be present to respond to questions from stockholders.

  The vote of every stockholder is important. The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. There is a space on the enclosed proxy for you to indicate if you will be able to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy promptly in the envelope provided. Your shares will then be represented at the meeting, and the Company will be able to avoid the expense of further solicitation. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

  On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                          Sincerely,

                                          Rodney L. Armstrong, Jr.
                                          Chairman and Chief Executive Officer

March 24, 1997

                             PEERLESS GROUP, INC.
                            1212 EAST ARAPAHO ROAD
                            RICHARDSON, TEXAS 75081
                           TELEPHONE (972) 497-5500

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 22, 1997

  The Annual Meeting of Stockholders of Peerless Group, Inc., a Delaware corporation (the "Company"), will be held in the Town Center Room at the Hyatt Regency Hotel, 1800 Presidents Street, Reston, Virginia, on Tuesday, April 22, 1997 at 10:00 a.m., Eastern Standard Time, for the following purposes:

     (1) To elect two persons to serve as Class I directors until the 2000 Annual Meeting of Stockholders and until their successors are elected;

     (2) To approve the Peerless Group, Inc. 1997 Stock Option Plan;

     (3) To approve the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997; and

     (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record on March 12, 1997 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                          By Order of the Board of Directors,

                                          Ann L. Puddister
                                          Corporate Secretary

Richardson, Texas
March 24, 1997

                             PEERLESS GROUP, INC.
                            1212 EAST ARAPAHO ROAD
                            RICHARDSON, TEXAS 75081
                           TELEPHONE (972) 497-5500

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 22, 1997

                   SOLICITATION AND REVOCABILITY OF PROXIES

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peerless Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on April 22, 1997 (the "Annual Meeting") and at any and all adjournments thereof. The approximate date on which this Proxy Statement and accompanying proxy card are first being sent or given to stockholders is March 24, 1997.

  Shares represented by each proxy, if properly executed and returned to the Company prior to the Annual Meeting, will be voted as directed, but if not otherwise specified, will be voted for the election of the two Class I directors, to approve the Peerless Group, Inc. 1997 Stock Option Plan (the "1997 Plan") and to ratify the appointment of Ernst & Young LLP as independent auditors, all as recommended by the Board of Directors. A stockholder executing the proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by subsequently executing and delivering a new proxy or by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy).

                 OUTSTANDING VOTING SECURITIES OF THE COMPANY

  On March 12, 1997, the record date for determining stockholders entitled to vote at the Annual Meeting, there were outstanding 4,696,407 shares of Common Stock, par value $.01 per share ("Common Stock"). The presence at the Annual Meeting, in person or by proxy, of the holders of at least a majority of the shares of Common Stock as of the record date is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote by the stockholders at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required to elect the Class I directors, and the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting is required to approve the 1997 Plan and to ratify the appointment of Ernst & Young LLP. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the Annual Meeting and have the effect of a negative vote on the proposals to approve the 1997 Plan and to ratify the appointment of Ernst & Young LLP. Broker non-votes have no effect on determining the outcome of the election of directors.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth as of February 28, 1997 certain information with regard to the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director and nominee for director of the Company; (iii) the Company's Chief Executive Officer, each of the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of 1996, and any person who served as an executive officer during 1996 and would have been considered one of the four most highly compensated executive officers had that person been serving as such at the end of 1996, based on salary and bonus earned during 1996 (collectively, the "Named Executive Officers"); and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, all shares shown in the table below are held with sole voting and investment power by the person or entity indicated.

                                                                        TOTAL        PERCENT
                                                                      BENEFICIAL        OF
                NAME OF BENEFICIAL OWNER                              OWNERSHIP      CLASS(1)
                ------------------------                              ----------     --------
Allied Investment Corporation(2)....................................    307,889(3)     6.31
Allied Capital Corporation II(2)....................................    253,240        5.39
Allied Venture Partnership(2).......................................    307,889(3)     6.31
Fleet Financial Group, Inc.(4)......................................    270,000        5.75
Rodney L. Armstrong, Jr.(5).........................................    785,840(6)    16.68
Gary J. Austin(5)...................................................     95,201(7)     2.02
Steven W. Tomson(5).................................................     35,600(8)       *
Kevin W. Marsh (5)..................................................    231,400(9)     4.92
Douglas K. Hansen(5)................................................      9,880(10)      *
Allen D. Fleener (11)...............................................    146,900(12)    3.12
William F. Dunbar(13)...............................................         --          --
David A. O'Connor(14)...............................................        500(15)      *
Jane C. Walsh(16)...................................................      2,500(15)      *
All directors and executive officers as a group (a total of 10 per-
 sons)..............................................................  1,102,181(17)   23.11

--------
* Less than 1%
 (1) Percentage of outstanding shares that the named person, entity or group would beneficially own if such person, entity or group, and only such person, entity or group, exercised all warrants and options held that are exercisable within 60 days.
 (2) 1666 K St. N.W., 9th Floor, Washington, D.C. 20006. The Company has been informed that Allied Investment Corporation, Allied Capital Corporation II and Allied Venture Partnership disclaim beneficial ownership of shares of Common Stock held by each other.
 (3) Includes warrants to purchase 181,654 shares of Common Stock.
 (4) One Federal Street, Boston, Massachusetts 02110. Information with respect to beneficial ownership of shares of Common Stock by Fleet Financial Group, Inc. is based solely upon the latest report of Fleet Financial Group, Inc. on Schedule 13G dated February 13, 1997, as filed with the Securities and Exchange Commission.
 (5) 1212 East Arapaho Road, Richardson, Texas 75081.
 (6) Includes options to purchase 16,400 shares of Common Stock. Of the shares beneficially owned by Mr. Armstrong, 72,000 are pledged to North Dallas Bank & Trust Co. as collateral to secure amounts due under a loan from such entity to Mr. Armstrong. See "Certain Transactions." Mr. Armstrong has shared voting and investment power with respect to 62,400 of the shares beneficially owned by him.
 (7) Includes options to purchase 21,200 shares of Common Stock.
 (8) Includes options to purchase 11,600 shares of Common Stock.
 (9) Includes options to purchase 8,200 shares of Common Stock.
(10) Includes options to purchase 6,280 shares of Common Stock.
(11) 15301 Dallas Parkway, Suite 840, Dallas, Texas 75248.
(12) Includes options to purchase 7,700 shares of Common Stock.
(13) 1333 New Hampshire Avenue, N.W., Suite 1050, Washington, D.C. 20036.
(14) 800 Linkhorn Drive, Virginia Beach, Virginia 23451.
(15) Includes an option to purchase 500 shares of Common Stock.
(16) 89 Turnpike Street, North Andover, Massachusetts 01845-5045.
(17) Includes options to purchase 75,060 shares of Common Stock.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS

  The Company's Certificate of Incorporation divides the Board of Directors into three classes. The term of office of the Class I directors expires at the Annual Meeting. The Class II directors will serve until the 1998 Annual Meeting of Stockholders, and the Class III directors will serve until the 1999 Annual Meeting of Stockholders.

  It is intended that the names of the nominees listed below will be placed in nomination at the Annual Meeting to serve as Class I directors and that the persons named in the proxy will vote for their election. All nominees listed below are currently members of the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable to serve as a director for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that any nominee will be unavailable.

                                   NOMINEES

                        CLASS I--TERM TO EXPIRE IN 2000

             NAME            AGE                 CURRENT POSITION
             ----            --- -------------------------------------------------
   Rodney L. Armstrong, Jr.
    .......................   52 Chairman of the Board and Chief Executive Officer
   Gary J. Austin..........   52 President and Director

                        DIRECTORS CONTINUING IN OFFICE

                       CLASS II--TERM TO EXPIRE IN 1998

             NAME            AGE                 CURRENT POSITION
             ----            --- -------------------------------------------------
   Allen D. Fleener........   66 Director
   William F. Dunbar.......   38 Director

                      CLASS III -- TERM TO EXPIRE IN 1999

             NAME            AGE                 CURRENT POSITION
             ----            --- -------------------------------------------------
   David A. O'Connor.......   62 Director
   Jane C. Walsh...........   43 Director

  Set forth below is a description of the backgrounds of each of the directors and director nominees of the Company.

  Rodney L. Armstrong, Jr. is one of the Company's founders and has been Chairman of the Board and Chief Executive Officer since 1989. Mr. Armstrong was the Company's President from 1994 to June 1996. Mr. Armstrong has 23 years of experience in the information technology and financial institution marketplace. In 1974, he joined United Virginia Bankshares (now known as Crestar Corporation) as Corporate Planning Officer responsible for the bank holding company's long-range strategic planning. Between 1977 and 1989, Mr. Armstrong held various management positions with EDS, where he started and managed its electronic ATM and point of sale networking division and was responsible for corporate development for its Financial and Insurance Group, before initiating the buyout of EDS's community bank division by the Company in 1989. See "Certain Transactions."

  Gary J. Austin joined the Company in 1989 and has served in various capacities since that time, including President and Chief Executive Officer of the Company's banking systems and outsourcing subsidiaries and President of the Company's credit union systems and disaster and recovery services subsidiaries. Mr. Austin has served as a director of the Company since 1994 and has been its President since June 1996. Prior to joining the Company, Mr. Austin held several positions with EDS, including Marketing Support Manager for the banking group, Product Manager for the insurance group and Product Manager for the Health Services Division, during the periods from 1986 through 1989. Prior to joining EDS, Mr. Austin was employed as a Regional Support Manager by Shared Medical Systems. Mr. Austin has over 16 years of systems operations, design, sales and management experience.

  Allen D. Fleener has been a director of the Company since its inception in 1989. Mr. Fleener has been a general partner of Seed Company Partners, L.P., a high-technology venture capital partnership, since he co-founded the partnership in 1992. Mr. Fleener was the President of InterVoice, Inc., a publicly-held interactive voice response system company, from 1985 to 1991. Mr. Fleener currently serves on the board of directors of Pavilion Technologies, Inc., a manufacturing process control, modeling and optimization software company that is a spin-off from Microelectronics and Computer Technology Corporation, and he serves as Chairman of the Board of Crossties Software Corporation, a Microsoft Windows-based software publisher.

  William F. Dunbar became a director of the Company in October 1996. Mr. Dunbar is currently the President of Pebble Hill Capital, a limited liability company that he formed in February 1997 to invest in privately-held growth companies. Mr. Dunbar is a member of the board of directors of several non-public companies and was a member of the board of directors of Allied Capital Corporation II until December 1996. Mr. Dunbar joined Allied Capital in 1987 and until December 1996 was President of Allied Capital Corporation II, a publicly-traded venture capital company, and Executive Vice President of Allied Investment Corporation, Allied Capital Corporation and several other Allied affiliates (the various Allied companies are collectively referred to as "Allied"). He also served as Chairman of the National Association of Small Business Investment Companies in 1995. See "Certain Transactions."

  David A. O'Connor became a director of the Company in October 1996. Mr. O'Connor is Vice Chairman of the Board of Honor Technologies, Inc., the successor by merger to Internet, Inc., the owner of the MOST(R) ATM network. From 1984 to December 1996, Mr. O'Connor was President and Chief Executive Officer of Internet, Inc. Mr. O'Connor is also a member of the boards of two non-public companies: Interlink, a national online, direct-debit, funds transfer network owned by VISA U.S.A., and Online Resources and Communications Corporation, a provider of electronic banking commerce through electronic banking facilities.

  Jane C. Walsh became a director of the Company in October 1996. Ms. Walsh has served as President and Chief Executive Officer of Northmark Bank, a full-service commercial bank located in North Andover, Massachusetts, since she co-founded the bank in 1987. Ms. Walsh currently serves on the board of the Federal Reserve Bank of Boston and is a member of the boards of Northmark Bank and Winchester Healthcare, both non-public companies. See "Certain Transactions."

  VOTE REQUIRED

  The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the nominees for director.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

                     MEETINGS OF DIRECTORS AND COMMITTEES

  The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met four times and acted by unanimous written consent nine times during 1996. During 1996, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he or she was a director.

  The Board of Directors established audit, compensation and employee stock purchase plan committees at the time of the Company's initial public offering in October 1996 to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 1996 are described below.

  Audit Committee. The Board of Directors has a standing Audit Committee which provides the opportunity for direct communications between the independent auditors and the Board. The Audit Committee meets with the Company's independent auditors periodically to review their effectiveness during the annual audit program and to discuss the Company's internal control policies and procedures. The members of the Audit Committee are Mr. Dunbar and Ms. Walsh. The Audit Committee did not meet during 1996.

  Compensation Committee. The Board of Directors also has a standing Compensation Committee that provides recommendations to the Board of Directors regarding the compensation of executive officers of the Company. The Compensation Committee consists of Mr. Fleener and Mr. O'Connor. The Compensation Committee may periodically retain a consulting firm specializing in compensation matters to advise the Compensation Committee. The Compensation Committee met once during 1996.

  Employee Stock Purchase Plan Committee. The Employee Stock Purchase Plan Committee, which consists of Mr. Armstrong, Mr. Fleener and Mr. Dunbar, administers the Employee Stock Purchase Plan. See "Executive Compensation-- Employee Stock Purchase Plan." The Employee Stock Purchase Plan Committee did not meet during 1996.

  The Board of Directors does not have a nominating committee because the Board of Directors as a whole functions in this capacity. The Company's Certificate of Incorporation provides that a stockholder may nominate a director if written notice is delivered to the Company 60 days in advance of an annual meeting of the Company's stockholders, or within ten days after the date of notice or public disclosure by the Company of a special meeting involving the election of directors.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely upon its review of the copies of such forms received by it and written representations that no Form 5's were required from reporting persons, the Company believes that all such reports were submitted on a timely basis during the year ended December 31, 1996 with the exception of one late report on Form 5 filed by William F. Dunbar to report one transaction.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information concerning compensation paid during each of the last two years to the Named Executive Officers.

                          SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                ANNUAL COMPENSATION          COMPENSATION AWARDS
                             --------------------------- ---------------------------
                                                           RESTRICTED    SECURITIES
                                                              STOCK      UNDERLYING
NAME AND PRINCIPAL POSITION  YEAR SALARY ($)   BONUS ($) AWARD(S) ($)(1) OPTIONS (#)
---------------------------  ---- ----------   --------- --------------- -----------
Rodney L. Armstrong, Jr.     1996  132,025      78,000           --        10,000
 .......................     1995  117,975      81,431           --        24,000
 Chairman and Chief Ex-
 ecutive Officer
Gary J. Austin .........     1996  111,000      78,000           --        10,000
 President                   1995  115,625      40,000       61,500        24,000
Steven W. Tomson .......     1996  164,561(2)   76,300       90,300        34,000
 Executive Vice              1995   99,292(2)   39,900       18,450            --
 President and
 Chief Operating Officer
Kevin W. Marsh .........     1996  197,523(2)   45,027           --         5,000
 Vice President--            1995  153,013(2)   37,929           --        12,000
 Outsourcing Sales(3)
Douglas K. Hansen(4) ...     1996   64,250      41,500           --        31,400
 Treasurer and Control-      1995   53,147       7,597        9,225            --
 ler

--------
(1) In 1995, the Company awarded Mr. Austin, Mr. Tomson and Mr. Hansen 24,000, 7,200 and 3,600 shares of restricted Common Stock, respectively. During 1996, the number of shares of restricted Common Stock granted to Mr. Tomson was 16,800. These restricted stock issuances vest on the fourth anniversary of the date of award.
(2) Includes the payment of sales commissions.
(3) Effective June 1996, Mr. Marsh became Vice President responsible for sales of outsourcing operations. Previously, Mr. Marsh was Vice President-Sales.
(4) Mr. Hansen became an executive officer of the Company in May 1996.

  EMPLOYMENT CONTRACTS

  The Company has not entered into employment agreements with any of its executive officers or key employees that would obligate any executive officer or key employee to remain employed by the Company for a certain period of time. All employees of the Company are required to enter into a standard associate agreement with the Company. Such agreement states that either party may terminate the employment relationship at any time and contains standard employment terms, non-compete clauses, restrictions on disclosing confidential information and an assignment to the Company of all rights in any inventions of the employee.

  STOCK OPTIONS

  The Board of Directors and the stockholders of the Company approved the Company's Amended and Restated Stock Option Plan (the "1990 Plan") effective as of October 1, 1990. The maximum number of shares of Common Stock authorized for issuance under the 1990 Plan is 600,000, subject to adjustment for stock splits and similar events. The Board of Directors administers and interprets the 1990 Plan and has discretion to select the individuals who receive grants of stock options under the 1990 Plan and terms of those awards. Key employees of the Company, including officers, directors and stockholders of the Company, may receive grants under the 1990 Plan, however, no director of the Company may receive an award unless the award is approved by all of the other members of the Board of Directors. If the 1997 Plan is approved by the stockholders of the Company, the 1997 Plan will amend and restate the 1990 Plan. See "Proposal to Approve the Peerless Group, Inc. 1997 Stock Option Plan."

  The following table provides information on option grants in 1996 to the Named Executive Officers.

                             OPTION GRANTS IN 1996





                                            INDIVIDUAL GRANTS                 POTENTIAL REALIZABLE
                             -----------------------------------------------    VALUE AT ASSUMED
                             NUMBER OF   PERCENT OF                          ANNUAL RATES OF STOCK
                             SECURITIES TOTAL OPTIONS                          PRICE APPRECIATION
                             UNDERLYING  GRANTED TO   EXERCISE OR             FOR OPTION TERM (1)
                              OPTIONS     EMPLOYEES   BASE PRICE  EXPIRATION ----------------------
        NAME                 GRANTED(2)    IN 1996     ($/SH)(3)     DATE      5%($)      10%($)
        ----                 ---------- ------------- ----------- ---------- ---------- -----------
Rodney L. Armstrong, Jr.....   10,000          6%        8.80     10/22/2001     14,080      40,880
Gary J. Austin..............   10,000          6%        8.00     10/22/2001     22,080      48,880
Steven W. Tomson............   24,000         15%        5.42     02/22/2001     35,902      79,479
                               10,000          6%        8.00     10/22/2001     22,080      48,880
Kevin W. Marsh..............    5,000          3%        8.00     10/22/2001     11,040      24,440
Douglas K. Hansen...........   26,400         16%        8.00     10/03/2001     58,291     129,043
                                5,000          3%        8.00     10/22/2001     11,040      24,440

--------
(1) Potential realizable value illustrates value that would be realized upon exercise of the options immediately prior to the expiration of their respective terms, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting, and are not intended to forecast possible future appreciation of the Common Stock or amounts that may ultimately be realized upon exercise.
(2) The options become exercisable in annual increments of 20% of the total number of shares subject to the option, beginning on the date of grant, and are only exercisable prior to termination of employment.
(3) The exercise price of each option is at least equal to the fair market value of the Common Stock on the date of grant. The option exercise price may be paid in cash or in shares of Common Stock owned by the Named Executive Officer.

  The following table shows for each of the Named Executive Officers the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1996, and the values for "in-the-money" options, based on the positive spread between the year-end value of the Common Stock and the exercise price of any such existing stock options.

                      AGGREGATED OPTION EXERCISES IN 1996
                          AND YEAR-END OPTION VALUES

                                                             NUMBER OF
                                                         SHARES UNDERLYING       VALUE OF UNEXERCISED
                                                      UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS AT
                              SHARES                   DECEMBER 31, 1996 (#)    DECEMBER 31, 1996($)(1)
                           ACQUIRED ON     VALUE     ------------------------- -------------------------
        NAME               EXERCISE (#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
        ----               ------------ ------------ ----------- ------------- ----------- -------------
Rodney L. Armstrong, Jr.       --           --         59,600       22,400       295,280      55,920
Gary J. Austin...........      --           --         39,200       24,800       186,725      69,650
Steven W. Tomson.........      --           --          6,800       27,200         6,400      25,600
Kevin W. Marsh...........      --           --         29,800       11,200       151,900      29,850
Douglas K. Hansen........      --           --          6,280       25,120            --          --

--------
(1) Represented by aggregate market value (based on closing sale price of $6.75 per share as reported by the Nasdaq National Market on December 31,
    1996) of the shares covered by the options, less aggregate exercise price payable by the Named Executive Officer.

  EMPLOYEE STOCK PURCHASE PLAN

  Employees of the Company satisfying certain length of service requirements are able to make annual purchases of shares of Common Stock pursuant to an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code of 1986, as amended, at a price equal to 85% of the market value of the Common Stock on certain specified dates. The Company has reserved 250,000 shares of Common Stock for issuance under the Employee Stock Purchase Plan. The Employee Stock Purchase Plan is administered by the Employee Stock Purchase Plan Committee.

  ANNUAL INCENTIVE PROGRAM

  The Compensation Committee has established an incentive bonus program under which annual cash bonuses will be awarded to the Company's executive officers if a certain specified earnings per share target is achieved in 1997. See "Report on Executive Compensation."

  COMPENSATION OF DIRECTORS

  Effective as of the Company's initial public offering in October 1996, the Company began paying each non-employee director of the Company $500 for each day of Board of Director meetings attended. For each additional meeting day, non-employee directors who serve on a Board committee receive $500 for committee meetings attended. Directors who are also employees of the Company receive no additional compensation for serving as directors. Directors have been and will continue to be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings. In addition, non-employee directors will be eligible to receive grants of options to purchase Common Stock under the 1997 Plan. During 1996, each non-employee director was granted an option to purchase 2,500 shares of Common Stock with an exercise price of $8.00 per share, which was equal to the fair market value of the Common Stock on the date of grant. William F. Dunbar has assigned his option to Allied.

                       REPORT ON EXECUTIVE COMPENSATION

  Prior to the Company's initial public offering of its Common Stock on October 3, 1996 (the "Offering"), decisions on executive compensation matters were made by the Company's Board of Directors. Subsequent to the Offering, the Board has based its decisions regarding compensation of the Company's executives on the recommendations of the Compensation Committee of the Board of Directors. Because most of the decisions concerning the compensation of executive officers in 1996 were made in late 1995 prior to the time the Compensation Committee was established, the Board made most of the compensation decisions with respect to 1996 executive officer compensation.

  The Compensation Committee is comprised of two non-employee directors, Allen
D. Fleener and David A. O'Connor. The objective of the Compensation Committee is to provide assistance to the Company's directors to ensure that the Company's officers, key executives, and Board members are compensated in accordance with the Company's total compensation objectives and executive compensation policy.

  EXECUTIVE COMPENSATION PRINCIPLES

  The Company's executive compensation policies are designed to provide competitive levels of compensation that:

  . support the Company's overall business strategy and objectives

  . attract and retain key executives

  . integrate total compensation with business objectives and the Company's performance

  . provide competitive total compensation at a reasonable cost while enhancing stockholder value

  . recognize excellent individual initiatives and performance

  The executive compensation plan includes three elements: (i) base salary,
(ii) annual incentive awards and (iii) long-term incentive awards. The Board and the Compensation Committee endorse the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholders' interests in the maximization of stockholder value.

  Executive officer compensation levels during 1996 for all three components were based upon the Board's subjective judgment and took into account both qualitative and quantitative factors. No specific weights were assigned to such factors with respect to any compensation component. The Board considered the base salary and other compensation paid to executives in 1995, the responsibilities and duties of each executive, the historical and expected performance of the Company and the Board's judgment concerning appropriate compensation levels for executive officers. The Board also considered recommendations made by the Chief Executive Officer with respect to the compensation of the Company's other key executive officers. However, the Board made the final compensation decisions concerning such officers.

  BASE SALARY

  The Company's executives were paid base salaries that were established by the Board of Directors based on a subjective analysis of the factors described above. The base salaries were established at levels considered appropriate given the responsibilities and duties of each executive's position.

  ANNUAL INCENTIVE AWARDS

  Executives received annual cash incentive awards for 1996, based on the Board's objective and subjective analysis of the performance of the Company and the contributions of certain executives to the successful completion of the Offering. In late 1995, the Board established a target level of 1996 earnings before interest, taxes, depreciation and amortization ("EBITDA"), and executives were awarded cash bonuses based on the Company's attainment of the target EBITDA level and in recognition of their contributions to the successful completion of the Offering. The Board did not assign specific weights to the various factors and in certain instances adjusted the amount of the incentive awards based on its subjective determination of the amounts reasonable under the circumstances. Prior to the Offering, the Board of Directors considered EBITDA a valid measurement of the Company's performance given the Company's historically high debt service costs and amortization of acquisition costs. The financial performance measure for 1997 under the annual incentive program has been changed to earnings per share of Common Stock to more accurately reflect the true measure of performance of a public company. The policy of the Board of Directors has been that no annual incentive awards will be paid to the executives unless the targeted financial results are achieved, and the Compensation Committee intends to continue this policy.

  LONG-TERM INCENTIVE AWARDS

  The 1990 Plan provides for the grant of incentive stock options to executives and key employees of the Company. See "Executive Compensation-- Stock Options." The 1997 Plan recently adopted by the Board and being submitted for stockholder approval at the Annual Meeting provides for the grant of stock options to executives, key employees of the Company and others at the discretion of the Compensation Committee. See "Proposal to Approve the Peerless Group, Inc. 1997 Stock Option Plan." Stock based awards are generally granted to executives on an annual basis, after subjective consideration of several factors including, but not limited to, current Common Stock and option holdings, financial performance of the Company and individual performance. The Board did not assign specific weights to the various factors. Historically, options awarded have generally vested 20% on the date of grant and 20% each year for the following four years, and had an exercise period of five years from the date of grant.

  The grant of stock options is intended to not only encourage stock ownership by executives and key employees and to make the risks and rewards of stock ownership a principal determinant in the motivation and performance of management, but also as a method to retain executives and key employees.

  CHIEF EXECUTIVE OFFICER COMPENSATION AND COMPANY PERFORMANCE

  The determination of the Chief Executive Officer's base salary, annual incentive award and long-term incentive award for 1996 was made on the basis of the various factors noted above. No specific weights were assigned to those factors with respect to any compensation component. The total compensation paid to the Chief Executive Officer in 1996 was adjusted from the level of compensation paid in 1995 based on the Board's subjective comparison of the Company's financial performance for 1995 to the annual operating plan for 1995 and to the actual results achieved in 1994. The Board also took into account the total compensation paid to the Chief Executive Officer in 1995.

  POLICY ON DEDUCTIBILITY OF COMPENSATION

  Section 162(m) of the Internal Revenue Code limits the tax deduction of a company to $1,000,000 for compensation paid to any of its five most highly compensated executive officers. The Company has not adopted a policy with respect to executive compensation in excess of $1,000,000 a year and has not paid such compensation. The Compensation Committee believes that it is unlikely in the short-term that the limitation will affect the Company, but it will continue to monitor the impact of existing limitations on the tax deductibility of such compensation.

  Rodney L. Armstrong, Jr.(1)
  Gary J. Austin(1)
  Allen D. Fleener(1)(2)
  David A. O'Connor(2)
--------
(1) Member of the Company's Board of Directors at the time 1996 executive compensation decisions were made.
(2) Member of Compensation Committee.

                             CERTAIN TRANSACTIONS

  During 1993, the Company made a loan in the amount of $300,000 to Rodney L. Armstrong, Jr., Chairman of the Board and Chief Executive Officer of the Company, to enable him to purchase Common Stock from the estate of a deceased stockholder of the Company. Amounts outstanding under this loan accrued interest monthly at the rate of 12% per annum. The largest aggregate amount of indebtedness outstanding at any time was $323,999. On June 28, 1996, Mr. Armstrong repaid in full all outstanding principal and interest under the loan. In order to repay the loan from the Company, Mr. Armstrong borrowed money from North Dallas Bank & Trust Co. ("North Dallas"). Mr. Armstrong pledged 72,000 shares of Common Stock to North Dallas to secure such loan, to which the Company consented.

  The Company has sold hardware and software to Northmark Bank in the ordinary course of business and on terms no less favorable to the Company than would be obtainable from unaffiliated third parties. Jane C. Walsh, who became a director of the Company as of the date of the Offering in October 1996, is the President, Chief Executive Officer and a significant stockholder of Northmark Bank. Payments from Northmark Bank to the Company totaled approximately $79,000 during 1996.

  William F. Dunbar, who became a director of the Company as of the date of the Offering, was, until December 1996, an executive officer, director or otherwise affiliated with several Allied entities. In March 1996, the Company repaid $493,750 in indebtedness it owed to Allied. Certain Allied entities were selling stockholders in the Offering in October 1996 and received $4,429,424 of proceeds from the sale of warrants to purchase Common Stock in the offering, net of underwriting discounts, commissions, and the exercise prices of the warrants. The Company also used $3,133,442 in net proceeds it received in the offering to repay indebtedness it owed to various Allied entities.

  In June 1996, the Company sold an aggregate of 505,710 shares of Common Stock to Allied for an aggregate of $12,643 upon the exercise of warrants issued by the Company to Allied in connection with various debt investments Allied made in the Company prior to 1996.

  Allied has contractual rights to demand that the Company register with the Securities and Exchange Commission the shares of Common Stock owned by Allied and issuable under warrants held by Allied and piggyback rights to include the shares of Common Stock owned by Allied and issuable under Allied's warrants in any registration statement the Company files with the Securities and Exchange Commission, subject to certain limitations. The Company is required to pay all expenses associated with any such registration. The warrants are exercisable at a price of $.025 per share and expire on October 8, 2000. See "Security Ownership of Certain Beneficial Owners and Management."

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
                           IN COMPENSATION DECISIONS

  Allen D. Fleener and David A. O'Connor are the members of the Compensation Committee, which was constituted in October 1996 at the time of the Offering. The members of the Company's Board of Directors prior to the Offering (Rodney
L. Armstrong, Jr., Gary J. Austin and Allen D. Fleener) made compensation decisions with respect to the Company's executive officers prior to the Offering.

                            STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total return on the Common Stock over the period commencing October 3, 1996 (the effective date of the Offering) and ending December 31, 1996, with the Russell 2000 Index and the Nasdaq Computer and Data Processing Services Index. Each index assumes $100 invested at the close of trading October 3, 1996 and reinvestment of dividends.


                             [CHART APPEARS HERE]

                                              OCTOBER 3, 1996 DECEMBER 31, 1996
                                              --------------- -----------------
Peerless Group, Inc..........................     $100.00          $ 84.38
Russell 2000.................................     $100.00          $104.14
Nasdaq Computer and Data Processing Services
 Index.......................................     $100.00          $104.05

                                  PROPOSAL II

                 PROPOSAL TO APPROVE THE PEERLESS GROUP, INC.
                            1997 STOCK OPTION PLAN

  The 1990 Plan was originally adopted by the Board of Directors of the Company effective as of January 1, 1990. The 1990 Plan was amended and restated by the Board of Directors effective October 1, 1990, and was approved by the Company's stockholders on December 7, 1990. The Board adopted the 1997 Plan on February 18, 1997, subject to stockholder approval. The 1997 Plan amends and restates the 1990 Plan; however, the adoption of the 1997 Plan will not have any effect on options previously granted under the 1990 Plan.

  The 1997 Plan was adopted by the Board principally to increase the number of shares of Common Stock that may be issued pursuant to stock options, to provide certain additional benefits to participants and to increase the flexibility of the Compensation Committee in designing and implementing stock based compensation strategies. Specifically, the 1997 Plan amends and restates the 1990 Plan to (i) provide that a Board committee comprised of independent directors will administer the 1997 Plan, (ii) enable the administrative committee to grant non-qualified stock options in addition to incentive stock options, (iii) expand the classes of eligible participants to include non-employee directors, advisors and consultants, (iv) impose a limit on the number of shares of Common Stock that may be subject to options granted to any one participant during any year, (v) revise the periods during which options may be exercised after termination of employment or service, (vi) provide for the acceleration of options in the event of a change of control of the Company, (vii) allow participants greater flexibility in choosing the form of consideration they use to pay the exercise price of options and any withholding taxes they are responsible for paying upon exercise, (viii) allow participants to transfer options to relatives, related entities and charitable organizations and (ix) allow the Board greater flexibility to amend the 1997 Plan.

                      CURRENT PROVISIONS OF THE 1990 PLAN

  The maximum number of shares of Common Stock authorized for issuance under the 1990 Plan is 600,000, subject to adjustment for stock splits and similar events. As of February 28, 1997, options covering 288,600 shares of Common Stock were outstanding under the 1990 Plan and 71,400 shares remained available for option grants under the 1990 Plan. The Board administers and interprets the 1990 Plan and has discretion to select the individuals who receive grants of stock options under the 1990 Plan and terms of those awards. Key employees of the Company, including officers, directors and stockholders of the Company, may receive grants under the 1990 Plan; however, no director of the Company may receive an award unless the award is approved by all of the other members of the Board. The 1990 Plan provides that options awarded under the 1990 Plan are intended to qualify as incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but that the recipient of any option may elect to treat an option as an option not intended to qualify as an Incentive Option (a "Non-Qualified Option") by notifying the Company of such election within 30 days after exercise of the option.

  The exercise price for all stock options granted under the 1990 Plan is equal to the fair market value of the Common Stock on the date of the grant, or at least 110% of the fair market value in the case of an Incentive Option granted to an employee who owns more than 10% of the outstanding shares of Common Stock. Options may not be awarded with an exercise period longer than ten years from the date of grant, or five years from the date of grant in the case of an option granted to an employee who owns more than 10% of the outstanding shares of Common Stock. Options awarded under the 1990 Plan are only exercisable prior to termination of the recipient's employment with the Company. The 1990 Plan terminates on December 31, 1999, and no options may be awarded under the 1990 Plan after that date.

                         DESCRIPTION OF THE 1997 PLAN

  A copy of the 1997 Plan is attached to this Proxy Statement as Appendix A. The following is a brief summary of certain provisions of the 1997 Plan, which summary is qualified in its entirety by reference to the full text of the 1997 Plan.

  GENERAL

  The 1997 Plan will terminate on February 18, 2007, unless the Board determines to terminate the 1997 Plan prior to that time, and thereafter no options may be granted under the 1997 Plan. The Board may amend the 1997 Plan without the approval of the Company's stockholders, subject to certain limitations.

  The 1997 Plan provides for the granting of Incentive Options and Non-Qualified Options (Non-Qualified Options and Incentive Options are individually or collectively referred to as an "Option" or "Options"). The 1997 Plan is not a "qualified plan" within the meaning of Section 401 of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

  The proceeds from the sale of Common Stock generated pursuant to the exercise of Options granted under the 1997 Plan will be added to the general funds of the Company and used for general corporate purposes.

  PURPOSE AND ELIGIBILITY

  Incentive Options may be granted to employees of the Company and its subsidiaries only. Employees, officers, directors and certain advisors of the Company and its subsidiaries, however, are eligible to receive Non-Qualified Options under the 1997 Plan. Persons granted Options under the 1997 Plan are referred to as "Participants." The purposes of the 1997 Plan are to reward those who promote the success and the business of the Company, to attract key employees and to encourage performance by providing such persons with a proprietary interest in the Company through the granting of Options. The 1997 Plan is designed to provide the Company with flexibility in achieving those purposes through the use of stock-based compensation strategies that will attract and retain those individuals who are important to the long-term success of the Company.

  ADMINISTRATION OF THE 1997 PLAN

  The 1997 Plan is administered by an administrative committee appointed by the Board (the "Committee"). Membership on the Committee shall be limited to those members of the Board who are non-employee directors and who are "outside directors" under Section 162(m) of the Code. The Compensation Committee has been designated as the Committee to administer the 1997 Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy in the membership of the Committee may be filled by appointment of the Board.

  The Committee has full discretion to grant Options under the 1997 Plan, to interpret the 1997 Plan, to make such rules as it deems advisable in the administration of the 1997 Plan and to take all other actions advisable to administer the 1997 Plan. The Committee may request advice or assistance or employ such persons as it deems necessary for proper administration of the 1997 Plan. The Committee shall determine the eligible persons to whom Options will be granted, the number of shares subject to each Option, the exercise price of each Option, the maximum term of the Option, the date of grant and such other terms and provisions as are approved by the Committee, but not inconsistent with the 1997 Plan. In determining who shall receive Options, the Committee shall take into account the duties and responsibilities of the respective officer, director, employee or advisor, their current and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant for purposes of accomplishing the intents and purposes of the 1997 Plan. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive on all interested parties.

  With respect to restrictions in the 1997 Plan that are based on the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee has the sole discretion and authority to grant Options that are not subject to such mandated restrictions and to waive any such mandated restrictions with respect to outstanding Options. If the Committee imposes conditions upon the exercise of an Option, then subsequent to the date of grant of such Option, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Option may be exercised.

  STOCK OPTIONS

  The maximum number of shares of Common Stock presently authorized for issuance under the 1997 Plan is (i) 450,000 shares (not including shares previously granted under the 1990 Plan), plus (ii) shares of Common Stock previously subject to Options which are forfeited, terminated, settled in cash in lieu of Common Stock, or that expire unexercised, plus (iii) the number of shares of Common Stock repurchased by the Company during the term of the 1997 Plan, so long as the aggregate repurchase price for such Common Stock is not greater than the amount of cash proceeds received by the Company from the sale of shares of Common Stock under the 1997 Plan, plus (iv) any shares of Common Stock surrendered to the Company in payment of the exercise price of Options issued under the 1997 Plan. Shares issued under the 1997 Plan may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury, including shares acquired by the Company in open-market transactions. No Participant may receive, during any one fiscal year, Options covering more than 100,000 shares of Common Stock.

  Each Option granted under the 1997 Plan is required to be evidenced by a stock option agreement, which sets forth the material terms and provisions of the Option. The granting of an Option under the 1997 Plan shall impose no obligations upon the holder to exercise the Option.

  The exercise price for an Incentive Option is required to be at least 100% (or at least 110% in the case of Options granted to certain employees owning more than 10% of the outstanding shares of Common Stock) of the fair market value of the Common Stock on the date of grant. The closing price of the Common Stock on February 28, 1997, as reported in Nasdaq National Market transactions, was $6.375.

  The option period for each Option granted under the 1997 Plan may not extend longer than 10 years from the date the Option is granted and in the case of Incentive Options is limited to five years from the date of grant for certain employees owning more than 10% of the outstanding shares of Common Stock.

  EXERCISE OF OPTIONS

  Options may be exercised from time to time by written notice to the Company at its principal place of business. The notice must be accompanied by payment of the full purchase price of such shares and by the Option Agreement evidencing the Option in the case of Incentive Options. Participants may pay the exercise price in cash, by delivering Common Stock, by utilizing a "cashless exercise" procedure with a broker whereby the broker loans the amount of the exercise price to the Participant or by paying any other form of consideration acceptable to the Committee.

  RESTRICTIONS

  All shares of Common Stock purchased upon exercise of an Option are subject to such restrictions as the Committee shall determine. Under the 1997 Plan, the Committee determines the vesting schedule, if any, for any Options granted. Vested Options may be exercised at any time during the option period. However, certain limitations and restrictions will apply. Options will only be exercisable for 30 days following the date of termination of a Participant's employment with the Company unless the participant's employment is terminated by reason of death or disability. Upon the permanent and total disability of a Participant whose employment or service is terminated by reason of such disability, all Options held by such Participant will terminate after 30 days following the date such Participant qualifies for long-term disability benefits under the Company's disability plan or insurance policy, or if no such plan or policy exists or is applicable to the Participant, then the Options held by such Participant will terminate 90 days following the date of termination of employment or service. Upon a Participant's death while serving as an employee, advisor or director, such Participant's Options will be exercisable for a period of one year following the Participant's death. An Option granted under the 1997 Plan cannot in any event be exercised after the expiration of the term of the Option.

  Incentive Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative. The Committee may waive or modify this limitation if it is not required for compliance with Section 422 of the Code.

  Non-Qualified Options generally are subject to the same restrictions on transfer as are Incentive Stock Options. The Committee, however, is entitled to allow all or a portion of a Non-Qualified Option to be transferable to the spouse, children or grandchildren of a Participant, to trusts for the benefit of such family members and partnerships owned by such family members, and to certain charities, charitable trusts and charitable foundations. Transfers of this nature are required to be subject to the following conditions: (i) no consideration may be furnished for any such transfer, and (ii) subsequent transfers of transferred Non-Qualified Options by the transferee cannot be made except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. After their transfer, Non-Qualified Options will continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

  ADJUSTMENTS; CHANGE OF CONTROL

  The 1997 Plan provides that the number of shares issuable under the 1997 Plan and upon exercise of outstanding Options and the exercise prices of such Options are subject to such adjustments as are appropriate to reflect any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, share combination, exchange of shares, issuance of rights to subscribe or other change in the Company's capital structure.

  If the Company merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then, under certain circumstances, a holder of an Option will be entitled to purchase the equivalent number of shares of stock, other securities of the other entity or cash or property that the Option holder would have been entitled to receive had he or she exercised his or her Option immediately prior to such event. Notwithstanding these adjustment provisions, all Options granted under the 1997 Plan may be canceled by the Company upon a merger or consolidation of the Company in which the Company is not the surviving or resulting corporation, or the reorganization, dissolution or liquidation of the Company, subject to each Participant's right to exercise his or her Option as to the shares of Common Stock covered by that Option for a period of 30 days immediately preceding the effective date of such event.

  The 1997 Plan provides that in the event of a "Change of Control" of the Company, all unmatured installments of Options will become fully accelerated and exercisable in full. "Change of Control" is defined as the occurrence of any of the following events: (i) a consolidation or merger in which the stockholders of the Company receive less than 40% of the voting securities of the surviving entity, (ii) a sale, lease, exchange or other transfer of more than 50% of the Company's assets, (iii) a tender offer or exchange offer is made and consummated for 20% or more of the outstanding voting securities of the Company, (iv) the termination of control of the Company by directors in office as of the date of stockholder approval of the 1997 Plan and their successors approved in accordance with the terms of the 1997 Plan ("Continuing Directors"), by virtue of their ceasing to constitute a majority of the entire Board, (v) the acquisition of beneficial ownership of 20% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned less than 15% of such voting power on the date the 1997 Plan was approved by the Board or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 15% of such voting power as of such date, except for Rodney L. Armstrong, Jr. or any other person approved in advance by the Continuing Directors, or (vi) the appointment of a trustee in a bankruptcy proceeding involving the Company.

  If the Company makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the exercise price then in effect with respect to each outstanding Option will be reduced in proportion to the percentage reduction in the tangible book value of the shares of the Common Stock as a result of such distribution.

  AMENDMENT OF THE 1997 PLAN

  The 1997 Plan provides that the Board may from time to time modify or amend the 1997 Plan without the consent of the stockholders of the Company unless such consent is necessary under Section 162 or 422 of the Code. The 1997 Plan may be terminated at any time by the Board, at its sole discretion.

  MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS

  The Committee and the Board may from time to time modify, extend or renew outstanding Options granted under the 1997 Plan, or accept the surrender of outstanding Options, if applicable, each to the extent not exercised. No modification of an Option will, without the consent of the holder, alter or impair any rights or obligations under any Option theretofore granted under the 1997 Plan.

  CERTAIN FEDERAL INCOME TAX ASPECTS

  The following statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

  Incentive Options. The vesting of Incentive Options shall be subject to a $100,000 calendar year limit based on the fair market value of the Common Stock at the time the Option was granted. In general, no income will be recognized by a Participant and no deduction will be allowed to the Company at any time of the grant or exercise of an Incentive Option granted under the 1997 Plan. When the stock received on exercise of the Option is sold, provided that the stock is held for more than two years from the date of grant of the Option and more than one year from the date of exercise, the Participant will recognize long term capital gain or loss equal to the difference between the amount realized and the exercise price of the Option related to such stock. If these holding period requirements under the Code are not satisfied, the subsequent sale of stock received upon exercise of an Incentive Option is treated as a "Disqualifying Disposition," and the Participant must notify the Company in writing of the date and terms of the Disqualifying Disposition.

  In general, a Participant will recognize taxable income at the time of a Disqualifying Disposition as follows: (i) ordinary income in an amount equal to the excess of the lesser of the fair market value of the Common Stock on the date the Incentive Option is exercised or the amount realized on such Disqualifying Disposition over the exercise price, and (ii) capital gain to the extent of any excess of the amount realized on such Disqualifying Disposition over the fair market value of the Common Stock on the date the Incentive Option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the Participant will be long-term or short-term depending upon the holding period for the stock sold. The Company may claim a deduction at the time of the Disqualifying Disposition equal to the amount of the ordinary income the Participant recognizes.

  Although a Participant will not realize ordinary income upon the exercise of an Incentive Option, the excess of the fair market value of the shares acquired at the time of exercise over the Option price is included in "alternative minimum taxable income" for purposes of calculating the Participant's alternative minimum tax, if any, pursuant to Section 55 of the Code.

  Non-Qualified Options. The granting of a Non-Qualified Option will not result in federal income tax consequences to either the Company or the Participant. Upon exercise of a Non-Qualified Option, the Participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction.

  For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the Participant's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the Participant. Any gain or loss realized by a Participant on disposition of shares held as a capital asset for at least one year generally will be a long-term capital gain or loss and will not result in any tax deduction to the Company. Other gains or losses from the sale of shares generally will be classified as short-term capital gains or losses.

  Withholding. Withholding of federal taxes at applicable rates will be required in connection with any ordinary income realized by an employee Participant by reason of the exercise of Options granted pursuant to the 1997 Plan. A Participant must pay such taxes to the Company in cash or Common Stock, either by the Participant's delivery of Common Stock to the Company or the Company's withholding of shares of Common Stock to be issued upon exercise.

  NEW PLAN BENEFITS

  As discussed above, grants of Options under the 1997 Plan will be made in the complete discretion of the Committee. As of the date of this Proxy Statement, no awards had been made by the Committee under the 1997 Plan. Accordingly, the amount of benefits or amounts to be received under the 1997 Plan in the future by Participants, including the Named Executive Officers, cannot be determined at this time.

  VOTE REQUIRED

  The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the 1997 Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 1997 PLAN.

                                 PROPOSAL III

                    RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1997, subject to stockholder ratification. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to be available to respond to appropriate questions.

  The affirmative vote of a majority of the Shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP.

                                    GENERAL

  The Annual Report to Stockholders for 1996, which includes the Annual Report on Form 10-K for 1996, has been mailed to the stockholders with this mailing. The Annual Report to Stockholders does not form any part of the material for the solicitation of proxies.

  Pursuant to the rules of the Securities and Exchange Commission, a proposal to be presented by a stockholder at the Company's 1998 Annual Meeting must be received by the Company at its principal executive offices no later than November 24, 1997. Such proposals should be directed to Peerless Group, Inc., 1212 East Arapaho Road, Richardson, Texas 75081, Attention: Chief Executive Officer.

  The expense of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegram. The Company may request brokers, dealers or other nominees to send proxy material to and obtain proxies from their principals, and the Company may reimburse such persons for their reasonable expenses.

                                OTHER BUSINESS

  Management knows of no other matter that will come before the Annual Meeting. However, if other matters do come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          Rodney L. Armstrong, Jr.
                                          Chairman and Chief Executive Officer

March 24, 1997

                                   APPENDIX A

                             PEERLESS GROUP, INC.

                            1997 STOCK OPTION PLAN

  THIS PEERLESS GROUP, INC. 1997 STOCK OPTION PLAN (The "Plan") is made and entered into as of the 18th day of February, 1997, by PEERLESS GROUP, INC., a Delaware corporation (the "Company"). The Plan shall be effective on the date it is approved by the Company's stockholders (the "Effective Date").

                                  WITNESSETH

  WHEREAS, the Company established and adopted the PEERLESS SYSTEMS, INC. STOCK OPTION PLAN, an incentive stock option plan, originally effective January 1, 1990, for the benefit of the eligible employees of the Company; and

  WHEREAS, the Plan is intended to qualify under Section 422 (formerly Section
422A) of the Internal Revenue Code of 1986, as amended (the "Code"); and

  WHEREAS, the Plan was amended and restated as the PEERLESS SYSTEMS, INC. AMENDED AND RESTATED STOCK OPTION PLAN, effective as of October 1, 1990; and

  WHEREAS, the Company merged with, and assumed the name Peerless Group, Inc. on or about August 1, 1996; and

  WHEREAS, the Company desires to make certain amendments and modifications to the Plan and to acknowledge the Company's name change.

  NOW, THEREFORE, effective as of February 18, 1997, and as otherwise provided herein, the Company hereby amends and restates the Plan upon the following terms and conditions:

  1. PURPOSE OF THE PLAN. The Plan is intended to encourage ownership of the common stock of the Company by certain officers, directors, employees and advisors of the Company, including, without limitation, any division of the Company, or any Subsidiary or Subsidiaries of the Company (as hereinafter defined), in order to provide additional incentive for such persons ("Optionees") to promote the success and the business of the Company or its Subsidiaries and to encourage them to remain in the employ of the Company or its divisions or Subsidiaries by providing such persons opportunities to benefit from appreciation of the common stock of the Company through the issuance of stock options to such persons in accordance with the terms of the Plan. It is further intended that options granted pursuant to this Plan shall constitute ither incentive stock options (the "Incentive Options") within the meaning of Section 422 of the Code, or options which do not constitute Incentive Options (the "Nonqualified Options") (Incentive Options and nonqualified Options shall collectively be referred to as the "Options"), as determined by the Committee (as hereinafter defined) at the time of issuance of such options. As used herein, the term Subsidiary or Subsidiaries shall mean (i) any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interests and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.

  2. STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 12 hereof, the maximum number of shares of Common Stock that may be issued pursuant to Options granted under the Plan on and after the Effective Date is
(a) Four Hundred Fifty Thousand (450,000) shares; plus (b) shares of Common Stock previously subject to Options which are forfeited, terminated, settled in cash in lieu of Common Stock, or expire unexercised; plus (c) without duplication for shares counted under the immediately preceding clause, a number of shares of Common Stock equal to the number of shares repurchased by the Company in the open market or otherwise and having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the sale of shares of Common Stock under the Plan; plus (d) any shares of Common Stock surrendered to the Company in payment of the exercise price of Options issued under the Plan. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

  3. ADMINISTRATION OF THE PLAN.

  (A) GENERAL. The Plan shall be administered and interpreted by an administrative committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not fewer than two (2) persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy in the membership of the Committee may be filled by appointment by the Board.

  Membership on the Committee shall be limited to those members of the Board who are "Non-employee Directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), and who are "Outside Directors" under Section 162(m) of the Code. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. The Committee may act by such meeting or take action by unanimous written consent or by means of a meeting held by conference telephone call pursuant to which all persons participating in the meeting can hear each other.

  (B) PLAN INTERPRETATION AND ADMINISTRATION. Any interpretation, determination or other action made or taken by the Committee with respect to the Plan, or Options issued thereunder shall be final, binding and conclusive on all interested parties.

  The Committee shall have full authority, in its discretion, to determine those key employees who shall participate in the Plan, and the number of shares to be covered by options granted to each participant and any and all terms and provisions of the Options granted hereunder. Upon issuing each Option under the Plan, the Committee shall report to the Board of Directors the names and information with respect to all Options granted.

  The Committee may adopt such rules and regulations for the administration of the Plan as it deems advisable and shall have full authority, in its discretion, to amend such rules and regulations. The Committee may request advice or assistance or employ such persons as it deems necessary for proper administration of the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted pursuant to the Plan.

  With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "Applicable Law"), to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant options that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Options.

  (C) CHANGES IN APPLICABLE LAW. If the Applicable Laws relating to Options are changed, altered or amended during the term of the Plan, the Board of Directors shall have full authority and power to alter or amend the Plan with respect to Options to conform to such changes in Applicable Law without the necessity of obtaining further shareholder approval thereof, unless any such change shall require such approval.

  4. TYPES OF AWARDS UNDER THE PLAN. Subject to the applicable provisions of the Plan, awards under the Plan may be in the form of Incentive Options or Nonqualified Options, or a combination thereof.

  5. PERSONS TO WHOM OPTIONS SHALL BE GRANTED.

  (A) NONQUALIFIED OPTIONS. Nonqualified Options shall be granted only to officers, directors, employees and advisors of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of such Nonqualified Options, are either officers, directors, employees or advisors of the Company or a Subsidiary. For the purposes of this Plan, "advisor" means any person performing advisory or consulting services for the Company or any Subsidiary, with or without compensation, to whom the Company chooses to grant an Option in accordance with the Plan, so long as bona fide services are rendered by such person and such services have not been rendered in connection with the offer or sale of securities in a capital raising transaction.

  (B) INCENTIVE OPTIONS. Incentive Options shall be granted only to employees of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of such Incentive Option are either an employee of the Company or a Subsidiary. Except as set forth in
Section 8(g) hereof, no person shall be granted an Incentive Option who, immediately before such Incentive Option was granted, would own more than ten percent (10%) of the total combined voting power or value of all classes of capital stock of the Company (a "10% Shareholder").

  (C) MAXIMUM INDIVIDUAL GRANTS. No Optionee may receive, during any fiscal year of the Company, Options covering an aggregate of more than one hundred thousand (100,000) shares of Common Stock.

  6. FACTORS TO BE CONSIDERED IN GRANTING OPTIONS. In making any determination as to individual persons to whom Options shall be granted and the number of shares to be covered by such Options, the Committee shall take into account the duties and responsibilities of the respective officers, directors, employees, or advisors, their current and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant for purposes of accomplishing the intents and purpose of the Plan.

  7. TIME OF GRANTING OPTIONS. The granting of an Option shall be effected only pursuant to a written option agreement (the "Option Agreement") acceptable in form and substance to the Committee, subject to the terms and conditions hereof, including, without limitation, those provisions set forth in Section 8 hereof, shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted. No person shall have any rights under the Plan until such time, if any, as a written Option Agreement shall have been duly executed and delivered as set forth in this Section 7.

  8. TERMS AND CONDITIONS OF OPTIONS. All Options granted pursuant to this Plan must be granted within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company. Each Option Agreement governing an Option granted hereunder shall be subject to the following minimum terms and conditions, and shall contain such other terms and conditions, not inconsistent therewith, that the Committee shall deem appropriate:

  (A) NUMBER OF SHARES. Each Option shall state the number of shares of Common Stock covered and represented thereby.

  (B) TYPE OF OPTION. Each Option shall state whether it is intended to be an Incentive Option or a Nonqualified Option.

  (C) OPTION PERIOD.

    (1) General. Each Option shall state the date upon which it is granted. Each Option shall be exercisable in whole or in part during such period as is provided under the terms of the Option, subject to any vesting period set forth in the Option, but in no event shall an Option be exercisable either in whole or in part after the expiration of ten (10) years from the date of grant thereof; provided, however, if an Incentive Option is granted to a 10% Shareholder, such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof. If the Committee imposes conditions upon the exercise of an Option, then subsequent to the date of grant of such Option, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Option may be exercised.

    (2) Termination of Employment. Except as otherwise provided in case of Disability (as hereinafter defined), death or Change of Control (as hereinafter defined), all Options held by an Optionee who is an employee of the Company or a Subsidiary shall terminate and no longer be exercisable after thirty (30) days following the date of termination of such Optionee's employment with the Company or a Subsidiary; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, subject to the limitation that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted.

    (3) Cessation of Service as Director or Advisor. Except as otherwise provided in case of Disability, death or Change of Control, all Options held by an Optionee who was a director or advisor of the Company or a Subsidiary shall terminate and no longer be exercisable after thirty (30) days following the date such Optionee ceases to be a director or advisor of the Company or such Subsidiary; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

    (4) Disability. If an Optionee's employment is terminated by reason of the permanent and total Disability (as hereinafter defined) of such Optionee or if an Optionee who is a director or advisor of the Company or a Subsidiary ceases to serve as a director or advisor by reason of the permanent and total Disability of such Optionee, all Options held by such Optionee shall terminate and no longer be exercisable after thirty (30) days following the date such Optionee qualifies for long-term disability benefits under the Company's disability plan or insurance policy, or, if no such plan or policy exists or is applicable to Optionee, ninety (90) days following the date of termination of the Optionee's employment or the date such Optionee ceases to be a director or advisor of the Company or such Subsidiary, as the case may be, subject to (i) the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and (ii) to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. For purposes of this Plan, the term "Disability" means that an Optionee is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence or applicable to Optionee, that the Optionee, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of ninety (90) consecutive days, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, "Disability" shall have the meaning given it under the rules governing Incentive Options under the Code.

    (5) Death. If an Optionee dies while in the employ of the Company or a Subsidiary, or while serving as a director or advisor of the Company or such Subsidiary, and shall not have fully exercised Options granted pursuant to the Plan, such Options may be exercised in whole or in part at any time within one (1) year after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Options directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise such Option at the date of such Optionee's death, subject to (i) the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and (ii) to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted.

    (6) Acceleration and Exercise Upon Change of Control. Notwithstanding the preceding provisions of this Section 8(c), if any Option granted under the Plan provides for either (a) an incremental vesting period whereby such Option may only be exercised in installments as each incremental vesting period is satisfied or (b) a delayed vesting period whereby such Option may only be exercised after the lapse of a specified period of time, such as after the expiration of one (1) year, such vesting period shall be accelerated upon the occurrence of a Change of Control (as hereinafter defined) of the Company, so that such Option shall thereupon become exercisable immediately in part or in its entirety by the holder thereof, as such holder shall elect. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

      (i) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act")) of an aggregate of 20% of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 15% of the voting power of the Company's outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company's outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (w) Rodney L. Armstrong, Jr. or a corporation, partnership or limited liability company owned solely by him, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors (defined below).

      (ii) the cessation of control (by virtue of their not constituting a majority of directors) of the Board of Directors of the Company by individuals (the "Continuing Directors") who either (x) at the Effective Date were directors or (y) become directors after the Effective Date and whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the Effective Date or whose election or nomination for election was previously so approved;

      (iii) Following the Effective Date of this Amendment and Restatement of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than forty percent (40%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company;

      (iv) A tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities;

      (v) The Company transfers more than fifty percent (50%) of its assets, or the last of a series of transfers results in the transfer of more than fifty percent (50%) of the assets of the Company, to another corporation that is not directly or indirectly wholly-owned by the Company. For purposes of this subsection 8(c)(6)(v), the determination of what constitutes more than fifty percent (50%) of the assets of the Company shall be determined based on the sum of the values attributed to (i) the Company's real property as determined in good faith by the Committee, and (ii) the net book value of all other assets of the Company, each determined as of the date of the transaction involved; or

      (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

    In addition, upon the occurrence of a Change of Control, any Options previously granted under the Plan, to the extent not already exercised, may be exercised in whole or in part, either immediately or at any time during the term of the Option, as such holder shall elect.

    (D) OPTION PRICES. The purchase price or prices of the shares of the Common Stock which shall be offered to any person under the Plan and covered by an Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock at the time of granting such Option or such greater purchase price as may be determined by the Committee at the time of granting such Option; provided, however, if an Incentive Option is granted to a 10% Shareholder, the purchase price of the shares of

  Common Stock covered by such Incentive Option shall not be less than one hundred ten percent (110%) of the fair market value of such shares on the date such Incentive Option is granted. During such time as the Common Stock is not listed upon an established stock exchange, the fair market value per share shall be deemed to be the closing sales price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the date the Option is granted, as reported by NASDAQ, if the Common Stock is so quoted, and if not so quoted, the mean between dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the date the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the Option is granted or, if no sale of the Common Stock of the Company shall have been made on an established stock exchange on such day, on the next preceding day on which there was a sale of such stock. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

    (E) EXERCISE OF OPTIONS. To the extent that a holder of an Option has a current right to exercise, such Option may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option, the number of whole shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall contain any investment representation required by Section 8(i) hereof. Such notice shall be accompanied by payment of the full purchase price of such shares as provided for in Section 9 hereof and by the Option Agreement evidencing the Option. In addition, if the Option shall be exercised, pursuant to either Section 8(c)(4) or Section 8(c)(5) hereof, by any person or persons other than the Optionee, such notice shall also be accompanied by appropriate proof of the right and authority of such person or persons to exercise the Option. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the aforesaid notice and payment of such shares shall be received; provided that if the Optionee has exercised an Incentive Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option. In the event the Option shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Option the number of shares which has been exercised thereunder and the number of shares that remain exercisable under the Option and return such Option Agreement to the holder thereof.

    (F) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in this
  Section 8(f), an Option granted pursuant to the Plan shall be exercisable only by the Optionee or the Optionee's court appointed guardian as set forth in Section 8(c)(4) hereof during the Optionee's lifetime. Incentive Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's legally authorized representative, and each Option Agreement in respect of an Incentive Stock Option shall so provide. The designation by an Optionee of a beneficiary will not constitute a transfer of the Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 8(f) that is not required for compliance with Section 422 of the Code. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Option to be granted to an Optionee to be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
  (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Option Agreement pursuant to which such Nonqualified Option is granted must be approved by the Committee and must expressly provided for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Options shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Nonqualified Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 2, 9, 11, 12, 14, 15 and 18 hereof the term "Optionee" shall be deemed to include the transferee. The events of termination of Options shall continue to be applied with respect to the original Optionee, following which the Nonqualified Options shall be exercisable by the transferee only to the extent and for the periods specified in the Option Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Option of any expiration, termination, lapse or acceleration of such Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Option that has been transferred by an Optionee under this Section 8(f).

    (G) LIMITATIONS ON 10% SHAREHOLDERS. No Incentive Option may be granted under the Plan to any 10% Shareholder unless (i) such Incentive Option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date such Incentive Option is granted and (ii) such Incentive Option expires on a date not later than five (5) years from the date such Incentive Option is granted.

    (H) LIMITS ON VESTING OF INCENTIVE OPTIONS. An individual may be granted one or more Incentive Options, provided that the aggregate fair market value (as determined at the time such Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. To the extent the $100,000 limitation in the preceding sentence is exceeded, such Option shall be treated as an Option which is not an Incentive Option.

    (I) COMPLIANCE WITH SECURITIES LAWS. The Plan and the grant and exercise of the rights to purchase of Common Stock hereunder, and the Company's obligations to sell and deliver shares of Common Stock upon the exercise of rights to purchase shares, shall be subject to all applicable federal and state laws and related rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required, and shall also be subject to all applicable rules and regulations of any stock exchange or consolidated trading system upon which the Common Stock of the Company may then be listed. At the time of exercise of any Option, the Company may require the Optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems it necessary, include provisions in the Option Agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company, acting in the judgment of and through the Committee, as necessary from time to time during the term of the Plan to assure compliance with such laws. Such changes may be made with respect to any particular Option or Common Stock issued upon exercise thereof.

    Without limiting the generality of the foregoing, if the Common Stock issuable upon exercise of an Option granted under the Plan is not registered under the 1933 Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate evidencing such Common Stock restricting the transfer thereof, which legend shall be substantially as follows:

     "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND

     MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER."

    (J) ADDITIONAL PROVISIONS. Each Option Agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, restrictions upon the exercise of such Option. Any such Option Agreement with respect to an Incentive Option shall contain such limitations and restrictions upon the exercise of such Incentive Option as shall be necessary in order that the Option will be an "incentive stock option" as defined in Section 422 of the Code.

  9. MEDIUM AND TIME OF PAYMENT. The purchase price of the shares of Common Stock as to which an Option shall be exercised shall be paid in full either
(i) in cash at the time of exercise of such Option, (ii) by tendering to the Company shares of Common Stock having a fair market value (as of the date of receipt of such shares by the Company) equal to the purchase price for the number of shares of Common Stock purchased, (iii) partly in cash and partly in shares of Common Stock valued at fair market value as of the date of receipt of such shares by the Company, (iv) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. Cash payment for the shares of the Common Stock purchased upon exercise of any Option shall be in the form of either a cashier's check, certified check or money order. Personal checks may be submitted, but will not be considered as payment for the shares of Common Stock purchased and no certificate evidencing such shares will be issued until the personal check clears payment through normal banking channels. If a personal check is not paid upon presentment by the Company, then the attempted exercise of the Option will be deemed null and void. In the event the Optionee tenders shares of Common Stock in full or partial payment for the shares being purchased pursuant to exercise of an Option, the shares of Common Stock so tendered shall be accompanied by fully executed stock power(s) endorsed in favor of the Company with the signature on such stock power(s) being guaranteed. If an Optionee tenders shares, such Optionee shall thereupon assume sole and full responsibility for the tax consequences, if any, to such Optionee arising therefrom, including the possible application of Section 424(c) of the Code, or its successor Code section, which negates nonrecognition of income with respect to such transferred shares, if such transferred shares have not been held for the minimum statutory holding period to qualify for preferential tax treatment.

  10. RIGHTS AS A SHAREHOLDER. The holder of an Option shall have no rights as a shareholder with respect to the shares covered by the Option until the due exercise of the Option, and the date of issuance of one or more stock certificates to such holder evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 12 hereof.

  11. EMPLOYMENT STATUS. No action of the Company in establishing the Plan nor any action taken by the Company, a Subsidiary or the Committee under the provisions hereof shall be construed as granting the Optionee the right to be retained in the employ of the Company or such Subsidiary, or to limit or restrict the right of the Company or such Subsidiary, as applicable, to terminate the employment of any employee of the Company or such Subsidiary, with or without cause.

  12. ADJUSTMENTS OR CHANGES IN CAPITALIZATION.

    (A) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company (the "Shareholders"), the number of shares of Common Stock covered by the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise price per share thereof specified in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision, exchange, or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company after the date such Option is granted, so that upon exercise of such Option, the Optionee shall receive the same number of shares, as applicable, the Optionee would have received had the Optionee been the holder of all shares subject to such Optionee's outstanding Options immediately before the effective date of such change in the number of issued shares of the Common Stock.

    (B) REORGANIZATION, DISSOLUTION OR LIQUIDATION. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Options that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the Shareholders in respect to each share of Common Stock held by them, such outstanding Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Options may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, share exchange or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Options. In case the Company shall, at any time while any Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Optionee shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Optionee would have been entitled to receive under the Option, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the exercise prices then in effect with respect to each Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution. In the event of any recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction (including any distribution of shares of stock of any Subsidiary or other property to holders of shares of Common Stock) affecting the Common Stock, the number of shares issuable under this Plan shall be subject to such adjustment as the Committee may deem appropriate, and the number of shares issuable pursuant to any Option theretofore granted (whether or not then exercisable) and/or the exercise price per share of such Option shall be subject to such adjustment as the Committee may deem appropriate with a view toward preserving the value any of such Option.

    (C) RECLASSIFICATION; CHANGE IN PAR VALUE. In the event of a reclassification or change in the Common Stock of the Company as presently constituted, which change is limited to a reclassification or change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

    (D) NOTICE OF ADJUSTMENTS. To the extent that the adjustments set forth in the foregoing paragraphs of this Section 14 relate to the capital stock or securities of the Company, such adjustments, if any, shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Option to fail to continue to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. The Company shall give timely notice of any adjustments made to each holder of an Option under this Plan and such adjustments shall be effective and binding on the Optionee.

    (E) EFFECT UPON HOLDERS OF OPTIONS. Except as hereinbefore expressly provided in this Section 12, the holder of an Option shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to such Option. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of shares subject to any Option granted hereunder upon the occurrence of any of the following events:

      (1) The grant or exercise of any other options which may be granted or exercised under this Plan or any other qualified or nonqualified stock option plan or under any other employee benefit plan of the Company whether or not such options were outstanding on the date of grant of the Option or thereafter granted;

      (2) The sale of any shares of Common Stock in any public offering of securities by the Company, including, without limitation, shares sold upon the exercise of any overallotment option granted to underwriters in connection with such offering;

      (3) The issuance, sale or exercise of any warrants to purchase shares of Common Stock whether or not such warrants were outstanding on the date of grant of the Option or thereafter issued;

      (4) The issuance or sale of rights, promissory notes or other securities convertible into shares of Common Stock in accordance with the terms of such securities (the "Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold;

      (5) The issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

      (6) Upon any amendment to or change in the terms of any rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock.

    (F) RIGHT OF COMPANY TO MAKE ADJUSTMENTS. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. Options may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.

  13. INVESTMENT PURPOSE. Each Option under the Plan shall be granted on the condition that the purchase of the shares of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution thereof; provided, however, that in the event the shares of stock subject to such Option are registered under the 1933 Act or in the event a resale of such shares of stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law or regulation, or rule of any governmental agency.

  14. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option pursuant to the Plan shall impose no obligation upon the Optionee to exercise such Option.

  15. MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee and the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options, if applicable, each to the extent not theretofore exercised. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, adversely affect any rights or obligations under any Option theretofore granted under the Plan.

  16. EFFECTIVE DATE OF THE PLAN. This Amendment and Restatement of the Plan shall become effective on the Effective Date.

  17. TERMINATION OF THE PLAN. This Plan shall terminate as of the expiration of ten (10) years from the Effective Date. Options may be granted under this Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of its termination shall remain in effect until the Option shall have been exercised or shall have expired.

  18. AMENDMENT OF THE PLAN. The Plan may be terminated at any time by the Board of Directors of the Company. Subject to the limitations set forth in this Section 18, the Board of Directors of the Company may at any time and from time to time, without the consent of the Optionees or the Shareholders of the Company, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval under Section 422 of the Code or in order for the Plan and Options granted under the Plan to continue to comply with Section 162(m) of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the committee, be applicable to any outstanding Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Option Agreement. In the event of any such amendment to the Plan, the holder of any Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Option Agreement relating thereto. Unless required by law, the termination or any modification or amendment of the Plan shall not, without the consent of the Optionee, adversely affect such Optionee's rights under any Option, if any, theretofore granted to such Optionee.

  19. TAX WITHHOLDING. Whenever an Optionee shall recognize compensation income as a result of the exercise of any Option granted under the Plan, such Optionee shall remit in cash or Common Stock (which may at the discretion of the Optionee be effected by the actual delivery of shares of Common Stock by the Optionee or by the Company's withholding a number of shares to be issued upon the exercise of the Option) or other securities of the Company to the Company or Option. a Subsidiary the minimum amount of federal income and employment tax withholding which the Company or such Subsidiary is required to remit to the Internal Revenue Service in accordance with the then applicable provisions of the Code. Notwithstanding the foregoing, in the event of an assignment of a Nonqualified Option pursuant to Section 8(f), the Optionee who assigns the

Nonqualified Option shall remain subject to withholding taxes upon exercise of the Nonqualified Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. The full amount of such withholding shall be paid simultaneously with the award or exercise of an Option.

  20. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

  21. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder will be used for general corporate purposes.

  22. GOVERNING LAW. Except to the extent governed by the applicable provisions of the Code or Federal securities laws, this Plan shall be governed by and construed in accordance with the laws of the State of Texas.

  23. EFFECT ON PREVIOUSLY GRANTED OPTIONS. The amendments effected hereby shall not affect any Option granted under the Peerless Systems, Inc. Amended and Restated Option Plan.

                                [PEERLESS LOGO]


                              PEERLESS GROUP, INC.
                             1212 East Arapaho Road
                            Richardson, Texas 75081

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned Stockholder(s) of Peerless Group, Inc. hereby appoint(s) Rodney L. Armstrong, Jr. and Gary J. Austin, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote and act for the undersigned at the 1997 Annual Meeting of Stockholders of Peerless Group, Inc. to be held on Tuesday, April 22, 1997 at 10:00 a.m., Eastern Standard Time, in the Town Center Room at the Hyatt Regency Hotel, 1800 Presidents Street, Reston, Virginia, and at any adjournment, continuation, or postponement thereof, according to the number of votes which the undersigned is now entitled to cast, hereby revoking any proxies heretofore executed by the undersigned for such meeting.

     All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. The undersigned instructs such proxy holders or their substitutes to vote as specified on the reverse on the proposals set forth in the Proxy Statement.

             PLEASE MARK, DATE AND SIGN THIS PROXY ON REVERSE SIDE



                            - FOLD AND DETACH HERE -

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.


1.  ELECTION OF DIRECTORS.

    NOMINEES: Rodney L. Armstrong, Jr., Gary J. Austin

    Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

                  _________________________________________________________

    FOR all nominees listed     WITHHOLD AUTHORITY
    except as marked to the     to vote for all
    contrary   [_]              nominees listed [_]

2.  APPROVAL OF THE 1997 STOCK OPTION PLAN.

    FOR                       AGAINST                      ABSTAIN
    [_]                         [_]                          [_]


3. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997.

    FOR                       AGAINST                      ABSTAIN
    [ ]                         [_]                          [_]

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

I plan to attend the Annual Meeting - [_]

          Dated _______________________, 1997


          _________________________________
                    Signature

          _________________________________
          Second Signature, If Held Jointly

     When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.


PLEASE MARK, DATE, AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                            - FOLD AND DETACH HERE -